UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21120

Conestoga Funds

(Exact name of registrant as specified in charter)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Address of principal executive offices) (Zip code)

Conestoga Capital Advisors

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

 (Name and address of agent for service)

With Copy To:

Josh Deringer, Esq.

Drinker Biddle

One Logan Square, Ste 2000

Philadelphia, PA 19103

Registrant's telephone number, including area code: (800) 320-7790

Date of fiscal year end: September 30

Date of reporting period: March 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

CONESTOGA FUNDS

SMALL CAP FUND

SMID CAP FUND

M a n a g e d   B y

SEMI-ANNUAL REPORT

March 31, 2014

(Unaudited)

May 27, 2014

Dear Fellow Shareholders of the Conestoga Funds,

I am pleased to provide you with the Semi-Annual Report of the Conestoga Funds as of March 31, 2014.  There have been several important developments within the Funds over the past six months, including the launch of the Conestoga SMid Cap Fund and the liquidation of the Conestoga Mid Cap Fund.  Also, we have continued the succession plans for my retirement from the Advisor, which will occur this June 30.  I will continue in my role as Chairman of the Conestoga Funds, and look forward to serving shareholders in the years ahead.  Lastly, the Fund’s Board of Trustees has added one new independent trustee, and we expect another independent trustee will be added pending the outcome of our current proxy vote.

The Conestoga SMid Cap Fund was launched on January 21, 2014.  As we discussed in past shareholder letters, the SMid Cap Fund will focus on companies with market capitalizations from $250 million to $12 billion, and provide investors with a vehicle that is dedicated to this attractive segment of the equity markets.  Coincident with the launch of the Conestoga SMid Cap Fund, the Conestoga Mid Cap Fund was liquidated on February 28, 2014.

The succession plan for my retirement from Conestoga Capital Advisors has also continued to move forward.  On February 1, 2014, Joe Monahan was elevated to Co-Portfolio Manager on the Small Cap Fund, and I stepped down as Co-Portfolio Manager for the Small Cap Fund. I continue to serve as Research Analyst on a few stocks in the Fund, and will transition my remaining lead analyst coverage prior to my retirement June 30, 2014.  There is no change in Bob Mitchell’s role as Co-Portfolio Manager for the Small Cap Fund.  As you are aware, Bob has co-managed the Small Cap Fund with me since its inception in 2002.  Joe Monahan has been a significant contributor to our investment results since joining Conestoga Capital Advisors in 2008, and we are certain he will continue to do so in the years ahead.

The Conestoga Funds added one new independent trustee to the Fund’s Board of Trustees over the past six months.  Jim Logue was added in December 2013, replacing Mike Walker, who retired in September 2013.  Jim Logue brings substantial legal and executive-level management experience, and is currently an attorney and shareholder of the law firm McCausland Keen & Buckman.  The Board expects to add a fifth independent trustee shortly.  John O’Brien has been nominated to join the Board as independent trustee, and his election is part of the current proxy vote under consideration by shareholders.  John O’Brien is a Managing Director of Prairie Capital Management, with significant industry experience in asset management and finance.

On behalf of all of us at Conestoga Capital Advisors, thank you for your continued support of the Conestoga Funds.

With every good wish, sincerely,

Wm. C. Martindale Jr.

Wm. C. Martindale Jr.

Chairman and Chief Executive Officer

The Conestoga Funds

May 27, 2014

Dear Fellow Conestoga Small Cap Fund and SMid Cap Fund Shareholders,

On behalf of the portfolio management team at Conestoga Capital Advisors LLC, thank you for your investment in the Conestoga Small Cap Fund.  The Conestoga Small Cap Fund has experienced strong and steady growth over the past few years, and we very much appreciate the confidence and trust you have placed in us as the Advisor to the Small Cap Fund.  We launched the Conestoga SMid Cap Fund in January of 2014, and we are excited about the investment potential of the SMid Cap Fund in the years ahead.

Equity markets have experienced a bumpy ride over the past few quarters.  A mix of concerns about when the Federal Reserve may phase out its quantitative easing program, the revolution in Ukraine, and overall valuations for equities, has slowed the market’s advance.  Economic data continues to be marginally positive, but well below levels that would reflect a strong economy.  Employment remains below desired levels, GDP growth is sluggish, and consumer/business confidence is soft.  Investment markets have taken some comfort from incoming Federal Reserve Chairwoman Janet Yellen, whose comments imply that the Federal Reserve remains committed to longer-term support for the economy.

After a strong absolute and relative return in 2013, the Conestoga Small Cap Fund has underperformed in the first quarter of 2014.  The Conestoga Small Cap Fund declined -5.95%, versus the Russell 2000 Growth return of 0.48% and the Russell 2000 Index return of 1.12%.  Our analysis of the underperformance reveals the following primary Index’s factors:

1.

Reported Earnings and Conservative Guidance.  Reviewing the reported earnings of the portfolio companies in the first quarter, several did not meet expectations and/or guided full-year expectations lower than Wall Street expectations.  In some cases, companies have made the conscious decision to accelerate investments in product development, sales and marketing.  While we believe that these are the correct long-term decisions, they disappointed investors with shorter-term investment horizons.

2.

Low Quality Outperformance.  The small cap market’s performance in the first quarter continued the trend of favoring lower-quality companies (those which have low or negative earnings, low returns on equity, high debt levels, and other low-quality characteristics).  This can be observed in the performance of the Russell Dynamic and Defensive indices, and in the performance of stocks with low-quality characteristics versus those with high-quality characteristics. It was clearly apparent in the Conestoga Small Cap Fund’s portfolio, which broadly underperformed the index – well over half of the portfolio lagged the Russell 2000 Growth Index in the quarter, which has been very frustrating for us as portfolio managers.  Low Quality stocks have now been outperforming for well over one year.

3.

Lack of Biotech Exposure.  Roughly one hundred basis points of the underperformance was from the Health Care sector, primarily from the biotech industry.  The biotech industry represents about 8% of the Russell 2000 Growth Index, and was up over 10% year-to-date.  Conestoga Small Cap Fund has minimal exposure to traditional biotech stocks, which we believe does not typically have the positive earnings, sustainable growth, and other quality characteristics we seek.

4.

Stock Specific Factors.  While the Conestoga Small Cap Fund has broadly underperformed as described above, two stocks in particular struggled in the first quarter.  Geospace Technologies Corp. (GEOS) and Raven Industries Inc. (RAVN) have declined nearly 30% on stock-specific issues. We believe the fundamentals of both companies remain intact, and our conviction in both names is unchanged.  Meanwhile, only one stock in the portfolio experienced an equally sharp rise in price: Accelrys Inc. (ACCL) climbed nearly 30% on a takeover offer from Dassault Systemes SA (DSY:FP).

Launched on January 21, 2014, the Conestoga SMid Cap Fund faced many of the same challenges as the Conestoga Small Cap Fund.  The Conestoga SMid Cap Fund declined -4.60% from its inception on January 21, 2014 through March 31, 2014. Underperformance by the Conestoga SMid Cap Fund came entirely from stock selection, while sector allocations had a small positive effect on returns.   Stock selection in the Technology and Health Care sectors were the biggest detriments to performance in the quarter. In the Technology sector holdings were generally weak across the board, but Fleetmatics Group Ltd. (FLTX), NIC Inc. (EGOV) and Stratasys Ltd. (SSYS) had sharp pullbacks. We believe the overall trend for some of our Technology holdings was not related to a decline in their growth prospects, but rather a conscious decision by managements to increase operating expenses in order to capitalize on future growth opportunities. For example, FLTX, which provides cost saving management solutions for fleet operators, declined after the company’s management announced plans to increase spending this year to expand its operations in continental Europe, Australia and Mexico. In addition the company will be rolling out a new upgraded version of its software for new and existing clients. While the additional spending this year will temporarily hold back earnings growth, these initiatives by management should benefit FLTX over the next several years.

While the recent market environment has not been kind to the Conestoga Funds, we do not believe any of the trends can continue indefinitely. We firmly believe high-quality stocks outperform over time, and we expect they will re-gain their advantage. Similarly, biotech stocks are now selling at high multiples, and we anticipate their performance will cool.  We do believe both the Conestoga Small Cap Fund and the Conestoga SMid Cap Fund are well-positioned to capture future growth.  Within the Conestoga Small Cap Fund, we trimmed some of our strongest performers over the past year, and in 2014 we have added to eight existing names in the portfolio that we believe are more attractively valued.  Similarly, we have constructed the Conestoga SMid Cap Fund with those stocks which we believe offer the most compelling long-term investment potential for the Fund shareholders.

Conestoga continues to focus and maintain an emphasis on what we believe are high quality companies, and the overall portfolio exposures in terms of quality (positive earnings, sustainable growth rates, high ROE, high ROIC, low debt levels, etc.) are similar to their historical characteristics.  We are confident that, in the long term, this will well serve shareholders of the Conestoga Small Cap Fund and Conestoga SMid Cap Fund.

Thank you again for your continued investment in the Funds,

Robert M. Mitchell

Joseph F. Monahan, CFA

Managing Partner - Co-Portfolio Manager

Managing Partner - Co-Portfolio Manager

Conestoga Small Cap Fund

Conestoga Small Cap Fund

Conestoga SMid Cap Fund

David M. Lawson, CFA

Managing Partner - Co-Portfolio Manager

Conestoga SMid Cap Fund

CONESTOGA SMALL CAP FUND

Securities Holdings by Sector

March 31, 2014

(Unaudited)

The following chart gives a visual breakdown of the Small Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2014 were $ 748,647,145.

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA SMALL CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
3,161	Dorman Products, Inc. *	$ 18,668,866
Consumer Services, Misc.
495,650	Stamps.com, Inc. *	16,634,014
Educational Services
315,000	Grand Canyon Education, Inc. *	14,710,500
827,425	Healthstream, Inc. *	22,092,248
Educational Services Total		36,802,748
Specialty Retail
246,925	Hibbett Sports, Inc. *	13,057,394

Consumer Discretionary Sector Total		85,163,022	11.38%

Consumer Staples
Foods
267,500	Medifast, Inc. *	7,781,575

Consumer Staples Sector Total		7,781,575	1.04%

Energy
Oil: Crude Producers
345,000	Contango Oil & Gas, Inc. *	16,470,300
680,006	Matador Resources Co. *	16,653,347
Oil: Crude Producers Total		33,123,647
Oil Well Equipment & Services
100,000	Carbo Ceramics, Inc.	13,799,000
270,038	Geospace Technologies Corp. *	17,868,414
Oil Well Equipment & Services Total		31,667,414

Energy Sector Total		64,791,061	8.65%

Financial Services
Asset Management & Custodian
272,500	Westwood Holdings Group, Inc.	17,083,025
Financial Data & Systems
498,825	Advent Software, Inc. *	14,645,502
91,250	Morningstar, Inc.	7,210,575
Financial Data & Systems Total		21,856,077

	Financial Services Sector Total	38,939,102	5.20%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Healthcare
Healthcare Management Services
750,000	Omnicell, Inc. *	$ 21,465,000
430,000	National Research Corp., Class A *	7,133,700
193,008	National Research Corp., Class B *	8,469,191
Healthcare Management Services Total		37,067,891
Healthcare Services
200,000	Medidata Solutions, Inc. *	10,868,000
Medical Equipment
480,000	Abaxis, Inc. *	18,662,400
Medical and Dental Instruments and Supplies
301,000	Align Technology, Inc. *	15,588,790
291,725	Cantel Medical Corp.	9,836,967
357,350	Meridian Bioscience, Inc.	7,786,656
501,600	Neogen Corp. *	22,546,920
74,000	TECHNE Corp.	6,317,380
Medical and Dental Instruments and Supplies Total		62,076,713

	Healthcare Sector Total	128,675,004	17.19%

Materials and Processing
Building: Climate Control
705,000	AAON, Inc. *	19,648,350
Building Materials
505,000	Simpson Manufacturing Company, Inc. *	17,841,650
Chemicals: Specialty
345,025	Balchem Corp., Class B	17,982,703

Materials and Processing Sector Total		55,472,703	7.41%

Producer Durables
Back Office Support HR & Consulting
215,000	Advisory Board Co. *	13,813,750
101,950	Costar Group, Inc. *	19,038,143
Back Office Support HR & Consulting Total		32,851,893
Commercial Services
350,000	Rollins, Inc.	10,584,000

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

Producer Durables (Continued)
Diversified Manufacturing Operations
804,125	Raven Industries, Inc.	$ 26,335,094
Machinery: Industrial
227,300	Proto Labs, Inc. *	15,381,391
Scientific Instruments & Services
395,600	Faro Technologies, Inc. *	20,966,800
Scientific Instruments: Control and Filter
580,000	Sun Hydraulics Corp.	25,119,800
Scientific Instruments: Gauges & Meters
119,780	Mesa Laboratories, Inc.	10,810,145

Producer Durables Sector Total		142,049,123	18.97%

Technology
Computer Services Software and Systems
302,375	ACI Worldwide, Inc. *	17,897,576
530,000	Blackbaud, Inc.	16,589,000
625,000	Bottomline Technologies, Inc. *	21,968,750
307,500	EXA Corp. *	4,077,450
470,000	Fleetmatics Group PLC *	15,721,500
806,600	NIC, Inc.	15,575,446
591,650	Pros Holdings, Inc. *	18,642,892
675,725	SciQuest, Inc. *	18,254,711
300,000	SPS Commerce, Inc. *	18,435,000
209,425	Tyler Technologies, Inc. *	17,524,684
Computer Services Software and Systems Total		164,687,009
Computer Technology
107,150	Stratasys, Inc. *	11,367,543
Electronic Components
357,000	Acacia Research Corp. *	5,454,960
142,500	NVE Corp. *	8,128,200
Electronic Components Total		13,583,160
Semiconductors & Components
200,000	Hittite Microwave Corp. *	12,608,000

	Technology Sector Total	202,245,712	27.01%

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (continued)

TOTAL COMMON STOCKS
	(Cost $542,655,265)	$725,117,302	96.85%

SHORT-TERM INVESTMENTS
31,340,253	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $31,340,253)	31,340,253	4.19%

TOTAL INVESTMENTS
	(Cost $573,995,518)	$756,457,555	101.04%

	Liabilities in Excess of Other Assets	(7,810,410)	(1.04)%

	TOTAL NET ASSETS	$748,647,145	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at March 31, 2014.

The accompanying notes are an integral part of the financial statements

CONESTOGA SMID CAP FUND

Securities Holdings by Sector

March 31, 2014

(Unaudited)

The following chart gives a visual breakdown of the SMid Cap Fund by the economic sectors* in which it invests.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2014 were $ 2,978,712.

*Russell Sectors

Liabilities in Excess of Other Assets is not a Russell Sector.

CONESTOGA SMID CAP FUND

SCHEDULE OF INVESTMENTS

MARCH 31, 2014 (UNAUDITED)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS

Consumer Discretionary
Auto Parts
850	Dorman Products, Inc. *	$ 50,201
1,000	Gentex Corp.	31,530
Auto Parts Total		81,731
Educational Services
1,535	Grand Canyon Education, Inc. *	71,684
2,405	Healthstream, Inc. *	64,214
Educational Services Total		135,898
Recreational Vehicles & Boats
510	Polaris Industries, Inc.	71,252
Specialty Retail
710	Hibbett Sports, Inc. *	37,545
Textile Apparel & Shoes
295	Under Armour, Inc., Class A *	33,819

Consumer Discretionary Sector Total		360,245	12.09%

Energy
Oil: Crude Producers
850	SM Energy Co.	60,596
Oil Well Equipment & Services
355	Carbo Ceramics, Inc.	48,986
380	Core Laboratories NV	75,407
500	Geospace Technologies Corp. *	33,085
1,100	Oceaneering International, Inc.	79,046
Oil Well Equipment & Services Total		236,524

Energy Sector Total		297,120	9.97%

Financial Services
Financial Data & Systems
1,900	Advent Software, Inc. *	55,784
260	FactSet Research Systems, Inc.	28,031
520	Morningstar, Inc.	41,090
Financial Data & Systems Total		124,905

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Financial Services (Continued)
Insurance: Multi-Line
130	Markel Corp. *	$ 77,493

	Financial Services Sector Total	202,398	6.79%

Healthcare
Healthcare Management Services
1,950	Omnicell, Inc. *	55,809
Healthcare Services
935	Medidata Solutions, Inc. *	50,808
Medical Equipment
1,185	Abaxis, Inc. *	46,073
Medical and Dental Instruments and Supplies
1,030	Align Technology, Inc. *	53,344
1,250	Neogen Corp. *	56,187
525	TECHNE Corp.	44,819
Medical and Dental Instruments and Supplies Total		154,350

	Healthcare Sector Total	307,040	10.31%

Materials and Processing
Building: Climate Control
2,150	AAON, Inc.	59,921
Building Materials
2,070	Simpson Manufacturing Company, Inc.	73,133
Chemicals: Specialty
1,085	Balchem Corp., Class B	56,550

Materials and Processing Sector Total		189,604	6.37%

Producer Durables
Back Office Support HR & Consulting
2,165	Copart, Inc. *	78,784
1,055	Advisory Board Co. *	67,784
450	Costar Group, Inc. *	84,033
550	IHS, Inc., Class A *	66,825
Back Office Support HR & Consulting Total		297,426
Environmental Maint & Security Service
2,190	Rollins, Inc.	66,226
			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Producer Durables (Continued)
Diversified Manufacturing Operations
2,100	Raven Industries, Inc.	$ 68,775
Scientific Instruments: Control and Filter
1,855	Donaldson Company, Inc.	78,652
1,285	Sun Hydraulics Corp.	55,653
Scientific Instruments: Control and Filter Total		134,305
Scientific Instruments: Gauges & Meters
2,415	Trimble Navigation Ltd. *	93,871
Scientific Instruments & Services
780	Faro Technologies, Inc. *	41,340
Machinery: Industrial
1,000	Proto Labs, Inc. *	67,670
Machinery: Specialty
900	Graco, Inc.	67,266

Producer Durables Sector Total		836,879	28.10%

Technology
Computer Services Software & Systems
1,100	ACI Worldwide, Inc. *	65,109
800	Ansys, Inc. *	61,616
1,715	BlackBaud, Inc. *	53,680
1,760	Bottomline Technologies, Inc. *	61,864
1,050	Fleetmatics Group PLC *	35,123
1,465	Micro Systems, Inc. *	77,542
2,500	NIC, Inc.	48,275
2,000	Pros Holdings, Inc. *	63,020
2,285	SciQuest, Inc. *	61,729
750	SPS Commerce, Inc. *	46,088
700	Tyler Technologies, Inc. *	58,576
Computer Services Software & Systems Total		632,622
Electronics
605	IPG Photonics Corp. *	43,003

			% of Total
Shares		Value	Net Assets
COMMON STOCKS (Continued)
Technology (Continued)
Computer Technology
485	Stratasys, Inc. *	$ 51,454

	Technology Sector Total	727,079	24.41%

TOTAL COMMON STOCKS
	(Cost $2,975,506)	$2,920,365	98.04%

SHORT-TERM INVESTMENTS
143,621	UMB Bank Money Market Fiduciary 0.01%**
	(Cost $143,621)	143,621	4.82%

TOTAL INVESTMENTS
	(Cost $3,119,127)	$3,063,986	102.86%

	Liabilities In Excess Of Other Assets	(85,274)	(2.86)%

	TOTAL NET ASSETS	$2,978,712	100.00%

* Non-income producing
** Variable rate security; the rate shown represents the yield at March 31, 2014.

The accompanying notes are an integral part of the financial statements

CONESTOGA FUNDS

Statements of Assets and Liabilities
March 31, 2014 (Unaudited)

Assets:	SMALL CAP FUND	SMID CAP FUND
Investments at Value (Cost $573,995,518 and $3,119,127, respectively)	$ 756,457,555	$ 3,063,986
Cash	3,150	-
Receivables:
Shareholder Subscriptions	1,067,835	61
Dividends	253,475	218
Interest	285	2
From Adviser	-	-
Prepaid Expenses	-	3,926
Total Assets	757,782,300	3,068,193
Liabilities:
Payables:
Securities Purchased	2,704,872	81,110
Shareholder Redemptions	5,684,997	-
Accrued Investment Advisory Fees	694,378	529
Accrued Administration Fees	-	989
Accrued Trustees' Fees	50,908	50
Other Expenses	-	6,803
Total Liabilities	9,135,155	89,481
Net Assets	$ 748,647,145	$ 2,978,712

Net Assets Consist of:
Beneficial Interest Paid-in	$ 555,286,412	$ 3,039,132
Accumulated Net Investment Loss	(3,485,316)	(4,286)
Accumulated Net Realized Gain (Loss) on Investments	14,384,012	(993)
Net Unrealized Appreciation (Depreciation) in Value of Investments	182,462,037	(55,141)
Net Assets, for 21,718,805 and 312,237 Shares Outstanding, Unlimited Number of Shares Authorized with a $0.001 Par Value, respectively
	$ 748,647,145	$ 2,978,712
Net Asset Value, Offering and Redemption Price
Per Share ($748,647,145/21,718,805 shares) and ($2,978,712/312,237 shares), respectively	$ 34.47	$ 9.54

The accompanying notes are an integral part of the financial statements

CONESTOGA FUNDS

Statements of Operations
For the Six Months Ended March 31, 2014 (Unaudited)

Investment Income:	SMALL CAP FUND	SMID CAP FUND
Dividends (net of foreign taxes withheld of $0 and $0, respectively)	$ 1,569,538	$ 1,296
Interest	1,563	4
Total Investment Income	1,571,101	1,300
Expenses:
Investment advisory fees (Note 3)	4,115,942	3,363
Shareholder servicing fees (Note 3)	-	989
Audit expenses	-	2,080
Legal expenses	-	1,890
Custody expenses	-	1,150
Transfer agent expenses (Note 3)	-	2,285
Registration expenses	-	338
Miscellaneous expenses	-	575
Trustees' fees	102,899	138
Total expenses	4,218,841	12,808
Less: Advisory fees waived and expenses reimbursed	(445,894)	(7,222)
Net expenses	3,772,947	5,586

Net Investment Loss	(2,201,846)	(4,286)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	13,869,630	(993)
Net change in unrealized appreciation (depreciation) on investments	5,352,840	(55,141)
Net realized and unrealized gain (loss) on investments	19,222,470	(56,134)

Net increase (decrease) in net assets resulting from operations	$ 17,020,624	$ (60,420)

The accompanying notes are an integral part of the financial statements

CONESTOGA SMALL CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

MARCH 31, 2014 (UNAUDITED)

	(Unaudited)
	For the Six	For the
	Months Ended	Year Ended
	3/31/2014	9/30/2013
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (2,201,846)	$ (344,432)
Net realized gain on investments	13,869,630	13,525,042
Net change in unrealized appreciation on investments	5,352,840	118,985,475
Net increase in net assets resulting from operations	17,020,624	132,166,085

Distributions to shareholders from:
Net realized gain on investments	(12,065,191)	(1,594,183)
Total Distributions	(12,065,191)	(1,594,183)

From Fund share transactions:
Proceeds from sale of shares	339,816,355	222,463,952
Shares issued on reinvestment of distributions	10,521,331	1,366,522
Cost of shares redeemed	(155,624,959)	(102,424,192)
Total increase in net assets from Fund share transactions	194,712,727	121,406,282

Total increase in net assets	199,668,160	251,978,184

Net Assets at Beginning of Year or Period	548,978,985	297,000,801
Net Assets at End of Year or Period (Includes accumulated net
investment loss of ($3,485,316) and ($1,283,470), respectively)	$ 748,647,145	$ 548,978,985

The accompanying notes are an integral part of the financial statements

CONESTOGA SMID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

MARCH 31, 2014 (UNAUDITED)

(Unaudited)
For the
Period Ended
3/31/2014 *
Increase (Decrease) In Net Assets
From Operations:
Net investment loss	$ (4,286)
Net realized loss on investments	(993)
Net change in unrealized depreciation on investments	(55,141)
Net decrease in net assets resulting from operations	(60,420)

From Fund share transactions:
Proceeds from sale of shares	3,077,493
Cost of shares redeemed	(38,361)
Total increase in net assets from Fund share transactions	3,039,132

Total increase in net assets	2,978,712

Net Assets at Beginning of Period	-
Net Assets at End of Period (Includes accumulated net
investment loss of ($4,286))	$ 2,978,712

* For the period January 21, 2014 (commencement of investment operations) through March 31, 2014.

The accompanying notes are an integral part of the financial statements

CONESTOGA SMALL CAP FUND

FINANCIAL HIGHLIGHTS

MARCH 31, 2014 (UNAUDITED)

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the Six		For the	For the	For the	For the	For the
	Months Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	3/31/2014		9/30/2013	9/30/2012	9/30/2011	9/30/2010	9/30/2009

Net asset value - beginning of period	$33.59		$24.90	$20.43	$19.28	$16.92	$17.68

From Operations:
Net investment income (loss) (a)	(0.11)		(0.02)	(0.12)	(0.08)	(0.04)	− (b)
Net realized and unrealized gain (loss) on investments	1.62		8.83	5.10	1.23	2.40	(0.70)
Total from investment operations	1.51		8.81	4.98	1.15	2.36	(0.70)

Distributions to shareholders:
From net investment income	−		−	−	−	−	(0.03)
From net realized capital gains	(0.63)		(0.12)	(0.51)	−	−	−
In excess of net investment income	−		−	−	−	−	(0.03)
Total distributions	(0.63)		(0.12)	(0.51)	−	−	(0.06)

Net asset value - end of period	$34.47		$33.59	$24.90	$20.43	$19.28	$16.92

Total return	4.39%		35.59%	24.61%	5.96%	13.95%	(3.87)%
Ratios/supplemental data
Net Assets - end of year (thousands)	$ 748,647		$ 548,979	$ 297,001	$ 133,214	$ 103,066	$ 65,356

Before waivers
Ratio of expenses to average net assets	1.23%	(c)	1.21%	1.22%	1.27%	1.24%	1.29%
Ratio of net investment loss to average net assets	(0.77)%	(c)	(0.20)%	(0.62)%	(0.53)%	(0.40)%	(0.18)%

After waivers
Ratio of expenses to average net assets	1.10%	(c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of net investment income /(loss) to average net assets	(0.64)%	(c)	(0.09)%	(0.50)%	(0.36)%	(0.26)%	0.01%

Portfolio turnover rate	7.73%		14.98%	16.42%	18.03%	22.53%	13.89%

(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Represents less than $0.01 per share
(c) Annualized

The accompanying notes are an integral part of the financial statements

CONESTOGA SMID CAP FUND

FINANCIAL HIGHLIGHTS

MARCH 31, 2014 (UNAUDITED)

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the
	Period Ended
	3/31/2014 *

Net asset value - beginning of period	$10.00

From Operations:
Net investment loss(a)	(0.02)
Net realized and unrealized loss on investments	(0.44)
Total from investment operations	(0.46)

Net asset value - end of period	$9.54

Total return	(4.60)%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$ 2,979

Before waivers
Ratio of expenses to average net assets	3.20%	(c)
Ratio of net investment loss to average net assets	(2.88)%	(c)

After waivers
Ratio of expenses to average net assets	1.38%	(c)
Ratio of net investment loss to average net assets	(1.06)%	(c)

Portfolio turnover rate	0.68%	(b)

* For the period January 21, 2014 (commencement of investment operations) through March 31, 2014.
(a) Per share net investment income (loss) has been determined on the basis of average number of shares outstanding during the period.
(b) Not Annualized
(c) Annualized

The accompanying notes are an integral part of the financial statements

CONESTOGA FUNDS

Notes to Financial Statements

March 31, 2014 (Unaudited)

Note 1. Organization

Conestoga Funds (the "Trust") was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series, the Conestoga Small Cap Fund (the “Small Cap Fund”), the Conestoga SMid Cap Fund (the “SMid Cap Fund”, collectively known as the “Funds”) and the Institutional Advisors LargeCap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act").  The Funds’ investment strategy is to achieve long-term growth of capital.  The Small Cap Fund commenced operations on October 1, 2002. The SMid Cap Fund commenced investment operations on January 21, 2014.  The SMid Cap Fund offers two classes of shares, Investors Class and Institutional Class. The Small Cap Fund currently offers one class of shares.  As of March 31, 2014, Institutional Class shares of the SMid Cap Fund have not been issued. The Funds’ investment adviser is Conestoga Capital Advisors, LLC (the “Adviser”).  As of February 28, 2014, the Conestoga Mid Cap Fund, another Fund previously offered by the Trust was liquidated and closed.

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation - Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.  Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Funds’ Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”) of the Trust.

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Small Cap Fund’s assets measured at fair value as of March 31, 2014 by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2014 (Total)
Assets
Short-Term
Investments	$ 31,340,253	$ -	$ -	$ 31,340,253
Common Stocks	725,117,302	-	-	725,117,302
Total	$ 756,457,555	$ -	$ -	$ 756,457,555

At March 31, 2014, there were no significant transfers among Level 1, 2, or 3 based on the input levels on September 30, 2013. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the Small Cap Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the six months ended March 31, 2014.

The following table presents information about the SMid Cap Fund’s assets measured at fair value as of March 31, 2014, by major security type:

	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2014 (Total)
Assets
Short-Term
Investments	$ 143,621	$ -	$ -	$ 143,621
Common Stocks	2,920,365	-	-	2,920,365
Total	$ 3,063,986	$ -	$ -	$ 3,063,986

At March 31, 2014, there were no significant transfers among Level 1, 2, or 3 based on the input levels on January 21, 2014 (commencement of investment operations). It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the SMid Cap Fund’s Schedule of Investments. The Fund did not hold any Level 3 securities during the six months ended March 31, 2014.

Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of March 31, 2014, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2011-2013) are open for examination. No examination of any of the Funds’ tax returns is currently in progress.

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income and capital gains to their shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale, late year, and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Funds record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statement and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Other -Permanent book/tax differences are reclassified among the components of capital and do not affect net assets

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Small Cap Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the Small Cap Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Small Cap Fund expenses except the fees and expenses of the independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  Pursuant to the Investment Advisory Agreement the Small Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 1.20% of average daily net assets of the Small Cap Fund.  For the six months ended March 31, 2014, the Small Cap Fund incurred investment advisory fees of $4,115,942.  The Adviser has contractually agreed to limit the Small Cap Fund’s net annual operating expenses to 1.10% of the Small Cap Fund’s average daily net assets until at least February 1, 2015.  For the six months ended March 31, 2014, the Adviser waived $445,894 of its fees under this arrangement.

The SMid Cap Fund has entered into an Advisory Agreement with the Adviser to provide supervision and assistance in overall management services to the SMid Cap Fund.  Pursuant to the Advisory Agreement, the SMid Cap Fund pays the Adviser a fee, calculated daily and payable monthly, equal to an annual rate of 0.85% of average daily net assets of the SMid Cap Fund.  For the period January 21, 2014 (commencement of investment operations) through March 31, 2014, the SMid Cap Fund incurred advisory fees of $3,363.  The Adviser has contractually agreed to limit the SMid Cap Fund’s net annual operating expenses (excluding taxes, extraordinary expenses, reorganization expense, brokerage commissions and interest) to 1.35% (for the Investors Class) and 1.10% (for the Institutional Class) of the SMid Cap Fund’s average daily net assets until at least February 1, 2015.  In addition, if at any point during the first three years of the Fund’s operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements to the extent such a recapture does not cause the Fund’s “Total Annual Fund Operating Expenses” to exceed the applicable expense limitation that was in effect at the time of the of the waiver or reimbursement.  Amounts recoverable are in the table below.  For the period ended March 31, 2014, the Adviser waived fees and reimbursed expenses of $7,222.

Approval of Advisory Agreement – Small Cap Fund

At an in-person meeting held on November 6, 2013, the Board of Trustees of Conestoga Funds (the “Board”) considered the annual renewal of the advisory agreement with CCA (the “Investment Advisory Agreement”) on behalf of the Conestoga Small Cap Fund, a copy of which was included in the meeting materials.

In evaluating the Investment Advisory Agreement, generally the Board relied upon its knowledge of CCA, CCA’s services and the Fund, resulting from the Board’s meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which the Board had received in preparation for its consideration of the Investment Advisory Agreement.

The Board reviewed and considered the nature and extent of the investment advisory services provided by CCA under the Investment Advisory Agreement, including portfolio management, investment research and securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board then reviewed performance information comparing the Conestoga Small Cap Fund to other funds in its Lipper peer group and a self-selected peer group, the performance history of the Fund compared to its benchmarks, and the Fund’s Morningstar ratings.  The Board also compared the total expense ratio and advisory fee of the Conestoga Small Cap Fund to other small cap mutual funds in the self-selected peer group and to the Lipper Small Cap Growth universe.

Because the Fund paid a management fee that included both advisory and administrative services, the Board determined that the Fund’s total expenses to those of its peers was a more appropriate comparison than the Fund’s advisory fees to those of its peers.  The Board also concluded that the advisory fees paid by the Fund to CCA were reasonable in comparison to the advisory fees charged by CCA to other separate accounts, particularly when considering that none of the separate accounts have a unitary fee structure.

The Board reviewed the costs of the services provided by CCA and discussed the profitability of the relationships to CCA.  The Board considered “fall-out benefits” that could be derived by CCA and its affiliates from their relationships with the Fund. The Board also considered CCA’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties.

The Board reviewed the structure of the Fund’s management fees and noted the contractual expense caps that were in place for the Fund. The Board also considered the asset size of the Fund.

After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by CCA were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was generally in line with the performance of its benchmark; iii) the current profitability of the Fund to CCA appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Funds to CCA were not comparable to fees paid to CCA by other entities since CCA did not provide the same level of services to these other entities.

Initial Approval of Advisory Agreement – SMid Cap Fund

At an in-person meeting held on November 6, 2013, the Board of Trustees of Conestoga Funds (the “Board”) discussed the approval of the advisory agreement with Conestoga Capital Advisors (“CCA”) on behalf of the Conestoga SMid Cap Fund (the “SMid Cap Fund”), a copy of which was included in the meeting materials.

In evaluating the advisory agreement for the SMid Cap Fund, generally the Board relied upon their knowledge of CCA and its services.  The Board also relied upon the written materials and oral presentations regarding the advisory agreement for the SMid Cap Fund, which they had received in preparation for their consideration of the advisory agreement for the SMid Cap Fund.

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by CCA under the advisory agreement for the SMid Cap Fund, including portfolio management, investment research and securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board then reviewed information comparing the SMid Cap Fund to other funds in its Lipper peer group.  The Board compared the total expense ratio and advisory fee of the SMid Cap Fund to other small-to-mid cap mutual funds.  The Board concluded that the advisory fees to be paid by the SMid Cap Fund to CCA were reasonable in comparison to the advisory fees charged by CCA to other separate accounts.  The Board also discussed the decision to have a separate fee rather than a unitary fee structure for the SMid Cap Fund, noting that the fee structure and expenses for the SMid Cap Fund would be substantially similar to those for the Conestoga Mid Cap Fund.

The Board reviewed the costs of the services to be provided by CCA and discussed the anticipated profitability of the relationship to CCA.  The Board considered “fall-out benefits” that could be derived by CCA and its affiliates from their relationships with the SMid Cap Fund.  The Board also concluded CCA’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by CCA would be used to pay for research that a securities broker obtains from third parties.

The Board reviewed the structure of the Fund’s management fee and noted the contractual expense caps that would be put in place for the SMid Cap Fund.

After considering and weighing all of the above factors, the Board concluded that:  i) the nature, extent and quality of the anticipated services to be provided by CCA were appropriate for the proper management of the SMid Cap Fund’s assets; ii) the anticipated profitability of the SMid Cap Fund to CCA appeared reasonable; and iii) the fact that the SMid Cap Fund had yet to commence operations meant that economies of scale were not yet achievable.

Board Considerations in Approving the Advisory Agreement – Conestoga SMid Cap Fund and Conestoga Small Cap Fund

In reaching its decision to approve the Advisory Agreement, the Trustees, including all of the Independent Trustees, met in person at a meeting held on March 12, 2014 with senior executives of the Adviser, including Mr. Martindale, whose voting ownership in CCA will fall below 25% upon his retirement from CCA on June 30, 3014 (the “Transaction”). The Board reviewed information about the Transaction and its potential impact on the Small Cap and SMid Cap Funds, reviewed information about the continuity of personnel at CCA and its affiliates and considered the terms of the Advisory Agreements. The Board and legal counsel to the Trustees had an opportunity to review the information provided in advance of the meeting by CCA, including information pursuant to the requirements of Section 15(c) of the 1940 Act. This information also included materials requested by legal counsel to the Funds that provided details concerning the terms of the Transaction and the financial stability of CCA.

The Independent Trustees discussed the details of the Transaction with representatives of the Small Cap and SMid Cap Funds’ investment adviser, CCA. The Independent Trustees noted that CCA will remain as the Small Cap and SMid Cap Funds’ investment adviser. Following the Transaction, CCA will continue to operate as it had prior to the Transaction. The Independent Trustees discussed that there were no expected changes in the portfolio managers currently providing advisory services to the Funds as a result of the Transaction, and reviewed the background and experience of each of the portfolio managers. The Trustees noted that Mr. Martindale had transitioned out as a portfolio manager of the Small Cap Fund at the end of 2013 and that portfolio management for the Funds would remain the same. Further, the Independent Trustees discussed with CCA whether the services to be provided to the Funds were expected to change as a result of the Transaction. CCA representatives noted that the advisory services to be provided to the Funds are not expected to change, including the manner in which investment decisions are made and executed. The Board noted that the Small Cap and SMid Cap Funds’ investment objectives and policies are not expected to change as a result of the Transaction.

In the course of their review, the Trustees considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services to be provided to the Funds; (2) the performance of the Funds; (3) the Funds’ advisory fees and overall expenses; (4) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (5) the fact that the current portfolio management team will continue to manage the Funds; (6) the fact that the fee structure for the Small Cap Fund under its Advisory Agreement would change, with advisory fees decreasing from the Earlier Agreement, and that the fee structure for the SMid Cap Fund under the Advisory Agreement would be identical to the fee structure under the Earlier Agreement; and (7) other factors deemed relevant.

The Trustees also evaluated the Advisory Agreement in light of information they had requested and received from the Adviser prior to the meeting. The Trustees reviewed these materials with management of the Adviser and legal counsel to the Funds, the Adviser, and the Independent Trustees. The Independent Trustees also discussed the Advisory Agreement in an executive session, at which no representatives of the Adviser were present. The Trustees considered whether the Advisory Agreement would be in the best interests of the Funds and Shareholders and the overall fairness of the Advisory Agreement. Among other things, the Trustees reviewed information concerning: (1) the nature, extent and quality of the services to be provided by the Adviser; (2) the Funds’ investment performance; (3) the cost of the services provided and the profits realized by the Adviser and its affiliates from their relationship with the Funds; (4) the extent to which economies of scale will be realized as the Funds grow and the extent to which fee levels reflect such economies of scale, if any, for the benefit of Shareholders; and (5) ancillary benefits and other factors. In their deliberations, the Trustees did not rank the importance of any particular piece of information or factor considered, and it is presumed that each Trustee attributed different weights to the various factors.

Nature, Extent and Quality of Services Provided to the Funds.

The Board considered information it believed necessary to assess the stability of CCA as a result of the Transaction and to assess the nature and quality of services to be provided to the Funds by CCA following the closing of the Transaction.

Investment Performance of the Funds.

The Board considered the investment experience of CCA, including the performance of the Funds, given that the Transaction is not expected to affect the manner in which the Funds are advised and that the current portfolio management team will continue to manage the Funds.

Costs of Services Provided and Profits Realized by the Adviser

In connection with the Trustees’ consideration of the level of the advisory fees, the Trustees considered a number of factors. The Board’s analysis of the Funds’ advisory fees and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of the Funds compared to a peer group.

Economies of Scale and Fee Levels Reflecting Those Economies.

The Trustees considered the extent to which economies of scale were expected to be realized relative to fee levels as the Funds’ assets grow, and whether the advisory fee levels reflect these economies of scale for the benefit of the Funds.

Other Benefits.

In addition to the above factors, the Trustees also discussed other benefits received by CCA from its management of the Funds, including, without limitation, possible soft dollar benefits and the ability to market its advisory services for similar products in the future.

Based upon the information presented at the meeting, the Board determined to recommend that shareholders approve the Advisory Agreement with respect to the Small Cap Fund and the SMid Cap Fund.

The Trust, on behalf of the Small Cap Fund, has adopted a distribution plan (the "Distribution Plan"), pursuant to Rule 12b-1 under the 1940 Act which permits the Small Cap Fund to pay certain expenses associated with the distribution of its shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, and payments to dealers and shareholder servicing agents who enter into agreements with the Small Cap Fund.  The Distribution Plan provides that the Small Cap Fund will reimburse the Adviser for actual distribution and shareholder servicing expenses incurred by the Adviser not exceeding, on an annual basis, 0.25% of the Small Cap Fund's average daily net assets. The Distribution Plan is currently inactive and the Small Cap Fund did not accrue any 12b-1 fees under this plan during the six months ended March 31, 2014.  See Note 10.

The Trust, on behalf of the Small Cap Fund and the Investors Class of the SMid Cap Fund, has adopted a Shareholder Servicing Plan, under which the Small and SMid Cap Funds may enter into agreements with various shareholder servicing agents, including financial institutions and securities brokers (agents).  The Small and SMid Cap Funds may pay a fee at an annual rate of up to 0.25% of the average daily net assets of the shares serviced by a particular agent.  The Small Cap Fund presently does not have any such shareholder servicing agreements in effect and is not accruing fees under the Shareholder Servicing Plan.  For the period January 21, 2014 (commencement of investment operations) through March 31, 2014, the SMid Cap Fund accrued $989 in Shareholder Service Fees.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Funds pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Funds except those reserved by the Funds’ investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Funds’ net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Funds, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Funds’ financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, for the Small Cap Fund, the Adviser shall pay, and for the SMid Cap Fund, the Fund shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Funds.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Funds.  MSS provides an Assistant Treasurer to the Funds.

Distributor

Arbor Court Capital, LLC serves as distributor of the Small Cap Fund and SMid Cap Fund.

There were no shareholder votes held between September 30, 2013 and March 31, 2014 for the Small and SMid Cap Funds.

Note 4. Investment Transactions

SMALL CAP FUND:

Investment transactions, excluding short-term investments, for the six months ended March 31, 2014, were as follows:

Purchases……………………………………………..………….…	$ 209,957,397
Sales……………………………………………………………….….	$ 52,502,598

SMID CAP FUND:

Investment transactions, excluding short-term investments, for the period January 21, 2014 (commencement of investment operations) through March 31, 2014, were as follows:

Purchases……………………………………………..………….…	$ 2,992,043
Sales……………………………………………………………….….	$ 15,544

Note 5. Federal Income Tax

SMALL CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at March 31, 2014, is $573,995,518.  As of March 31, 2014, the gross unrealized appreciation on a tax basis totaled $205,911,464 and the gross unrealized depreciation totaled $23,449,427 for a net unrealized appreciation of $182,462,037.

As of September 30, 2013 the components of accumulated earnings on a tax basis were as follows:

Net unrealized appreciation

$176,340,145

Accumulated net realized gain on investments

      9,774,864

Undistributed net investment income

      3,573,761

Late Year Losses

    (1,283,470)

Total

$188,405,300

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. During the fiscal year ended September 30, 2013, the Small Cap Fund incurred and elected to defer such late year losses of $1,283,470.

The tax character of distributions paid during the six months ended March 31, 2014 and year ended September 30, 2013:

	March 31, 2014	September 30, 2013
Ordinary income	$ -	$ 298,991
Long Term Capital Gain	12,065,191	1,295,192
Total	$ 12,065,191	$ 1,594,183

SMID CAP FUND:

For Federal Income Tax purposes, the cost of investments owned at March 31, 2014 is $3,119,127.  As of March 31, 2014, the gross unrealized appreciation on a tax basis totaled $78,528 and the gross unrealized depreciation totaled $133,669 for a net unrealized depreciation of $55,141.  During the period January 21, 2014 (commencement of investment operations) through March 31, 2014, the SMid Cap Fund did not pay any distributions.

Note 6. Beneficial Interest

The following table summarizes the activity in shares of the Small Cap Fund:

	For the Six Months Ended 3/31/2014		For the Year Ended 9/30/2013
	Shares	Value	Shares	Value
Issued	9,540,946	$ 339,816,355	8,022,704	$ 222,463,952
Reinvested	287,469	10,521,331	55,799	1,366,522
Redeemed	(4,454,063)	(155,624,959)	(3,662,644)	(102,424,192)
Total	5,374,352	$ 194,712,727	4,415,859	$ 121,406,282

The following table summarizes the activity in Investors Class shares of the SMid Cap Fund:

	For the Period January 21, 2014 (commencement of investment operations) through March 31, 2014
	Shares	Value
Issued	316,159	$ 3,077,493
Redeemed	(3,922)	(38,361)
Total	312,237	$ 3,039,132

Note 7. Contingencies and Commitments

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Note 8. Control & Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2(a)(9) of the 1940 Act.  As of March 31, 2014, National Financial Service Corp., for the benefit of its customers, owned 37.27% of the Small Cap Fund.  As of March 31, 2014, National Financial Service Corp., for the benefit of its customers, owned 89.23% of the SMid Cap Fund.

Note 9. Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events other than the event described below.

At a meeting of the Board of Trustees held on March 12, 2014, the Trustees, including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, approved new investment advisory agreements (the “New Agreements,” each a “New Agreement”) for the SMid Cap Fund and the Small Cap Fund.  The terms of the New Agreement for the SMid Cap Fund are substantially identical to those in the Fund’s current advisory agreement.  For the Small Cap Fund, the New Agreement changes from a unitary fee, under which CCA pays all of the expenses of the Small Cap Fund other than Rule 12b-1 fees, shareholder servicing fees, interest, taxes, brokerage commissions, expenses of Independent Trustees, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Small Cap Fund’s business to a fee for investment advisory services only, with other services provided separately.  The Trustees also approved a distribution plan under Rule 12b-1 of the 1940 Act (the “12b-1 Plan”).  In approving the 12b-1 Plan, the Trustees, including a majority of the Trustees who did not have any direct or indirect financial interest in the 12b-1 Plan, approved an annual distribution fee of up to 0.25% of the average daily net assets attributable to Investors Class Shares (formerly Shares) of the Small Cap Fund.  The Trustees have determined to limit the fees paid by Investors Class Shares of the Small Cap Fund to an annual rate of 0.05% of the average daily net assets attributable to Investors Class Shares through at least September 30, 2014.  The Board’s approval of the New Agreements and the 12b-1 Plan is subject to shareholder approval.  A special meeting of shareholders has been scheduled for May 29, 2014 to approve the New Agreements, the 12b-1 Plan and to elect the Trustees of the Trust.

CONESTOGA FUNDS

Expense Example

(Unaudited)

As a shareholder of the Conestoga Small Cap Fund and/or the Conestoga SMid Cap Fund, you incur the following costs: management fees, trustee fees, transaction costs and certain other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in these Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples for the Conestoga Small Cap Fund and the fist example for the Conestoga SMid Cap Fund are each based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014. In addition, the second Example for the Conestoga SMid Cap Fund is based on the investment of $1,000 invested at the beginning of SMid Cap Fund’s inception, January 21, 2014, through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in these Funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees, which are not charged by our Funds but which may be charged by other funds.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Conestoga Small Cap Fund:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,043.95	$5.61
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,019.45	$5.54

* Expenses are equal to the Fund's annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

Conestoga SMid Cap Fund:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$954.00	$6.72
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,018.05	$6.94

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

Conestoga SMid Cap Fund:	Beginning Account	Ending Account	Expenses Paid
	Value	Value	During the Period*
	January 21, 2014	March 31, 2014	January 21, 2014 through March 31, 2014

Actual	$1,000.00	$954.00	$2.59
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,006.94	$2.66

* Expenses are equal to the Fund's annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 70/365 (to reflect actual period).

CONESTOGA FUNDS

Trustees and Officers (Unaudited)

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-320-7790.

Name & Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees:
William B. Blundin (1939)	Trustee	Since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice President and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee	Since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee	Since 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
Richard E. Ten Haken (1934)	Trustee	Since 2002

Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

				3	None
Interested Trustees:
William C. Martindale, Jr. [5], 1942	Chairman of the Board, CEO, & Trustee	Chairman since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.	3	None
Robert M. Mitchell[5], 1969	Trustee & Treasurer	Trustee since 2011, & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.	3	None

CONESTOGA FUNDS

Trustees and Officers (Continued) (Unaudited)

Name & Year of Birth	Position(s) Held with the Funds; Term of Office and Length of Time Served[1]	Principal Occupation During Past Five Years
Officers:
William C. Martindale, Jr., 1942	Chairman of the Board since 2011; CEO since September 2010; Trustee since 2002; President from July 2002 to September 2010	Managing Partner, Co-Founder and Chief Investment Officer of Conestoga Capital Advisors, LLC since 2001.
Duane R. D’Orazio, 1972	Secretary since July 2002; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since December 2008	Managing Partner, Co-Founder and Head Trader of Conestoga Capital Advisors, LLC since 2001 and Chief Compliance Officer of Conestoga Capital Advisors, LLC since 2007.
Robert M. Mitchell, 1969	Treasurer since 2002; Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC since 2001.
Gregory Getts, 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC, since 1999.
Mark S. Clewett, 1968	Senior Vice President since 2006	Director of Institutional Sales and Client Service of Conestoga Capital Advisors, LLC since 2006; from 1997 to 2005 Senior Vice President—Consultant Relationships for Delaware Investments.
Joseph F. Monahan, 1959	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; Senior Vice President and Chief Financial Officer at McHugh Associates from 2001 to 2008.
David M. Lawson, 1951	Senior Vice President since 2009	Managing Partner, Portfolio Manager and Research Analyst of Conestoga Capital Advisors, LLC since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008.
Michelle L. Patterson, 1976	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Operations and Marketing Analyst since 2001.
M. Lorri McQuade, 1950	Vice President since 2003	Partner of Conestoga Capital Advisors, LLC since 2003; Administrative Manager since 2001.
Alida Bakker-Castorano, 1960	Vice President since 2011

Operations Manager and Performance Analyst of Conestoga Capital Advisors, LLC since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009.

Notes:

1

There is no defined term of office for service as a Trustee or Officer.  Each Trustee and Officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Funds and the Institutional Advisors LargeCap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Mr. Mitchell and Mr. Martindale are deemed to be “interested persons” of Trust by reason of their positions at the Funds’ Adviser.

CONESTOGA FUNDS

Additional Information

March 31, 2014 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended December 31, 2004.  The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Funds’ portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-320-7790 and (ii) from Form N-PX filed by the Fund with the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Funds’ Statement of Additional Information ("SAI") include additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 320-7790 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2014, the Small Cap Fund paid a short term capital gain distribution of $0.12018 per share and a long term capital gain distribution of $0.51293 per share on December 27, 2013, for a total distribution of $12,065,191.

During the period January 21, 2014 (commencement of investment operations) through March 31, 2014, the SMid Cap Fund did not pay a distribution.

Board of Trustees

Interested Trustees

William C. Martindale, Jr., Chairman

Robert M. Mitchell

Independent Trustees

William B. Blundin

Nicholas J. Kovich

James G. Logue

Richard E. Ten Haken

Investment Adviser

Conestoga Capital Advisors, LLC

259 N. Radnor-Chester Road

Radnor Court, Suite 120

Radnor, PA 19087

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank, NA

928 Grand Blvd.

Kansas City, MO  64106

Distributor

Arbor Court Capital, LLC

2000 Auburn Drive, Suite 120

Cleveland, OH  44122

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA  19103

Legal Counsel
Drinker Biddle & Reath LLP
One Logan Square Suite 2000

Philadelphia, PA  19103

Conestoga Small Cap and SMid Cap Fund Officers

William C. Martindale, Jr., CEO

Duane R. D’Orazio, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer

Robert M. Mitchell, Treasurer

Gregory Getts, Assistant Treasurer

Mark S. Clewett, Senior Vice President

Joseph F. Monahan, Senior Vice President

David M. Lawson, Senior Vice President

Michelle L. Patterson, Vice President

M. Lorri McQuade, Vice President

Alida Bakker-Castorano, Vice President

This report is provided for the general information of the shareholders of the Conestoga Small Cap and SMid Cap Funds. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Institutional Advisors

LargeCap Fund

M a n a g e d   B y

Institutional Advisors LLC

SEMI-ANNUAL REPORT

March 31, 2014

(Unaudited)

Manager’s Letter

As of March 31, 2014

Dear Fellow Shareholders,

The market managed to advance for the fifth quarter in a row as nine of the ten industry sectors moved higher. While the market declined in January, it bounced back nicely in February and March. The majority of investors expected interest rates to advance when the Federal Reserve began its “tapering”, but instead, interest rates went down as investors started to question the economy’s ability to advance during a period of diminishing stimulus.

March was full of reasons to worry. Nervousness about Russia’s annexation of the Ukrainian territory caused the market to pause. Awareness that we were five years into a market rally was starting to make investors reconsider the market’s short-to-intermediate term potential. Insiders were becoming decidedly negative, and the IPO market was showing signs of exuberance. It seems that the market was entitled to a pause before it resumed its long term up-trend.  On a positive note, more companies raised their dividend last quarter than in any other quarter since 1979.

Within the S&P 500, the best performing industry sectors for the quarter were Utilities (+10.09%) and Health Care (+5.81%), while the worst performers were Consumer Discretionary (-2.80%) and Industrials (+0.14%). Investors generally favored stable over cyclical, value over growth, and low beta over high beta. The market also showed a bias towards large- over small-capitalization stocks.

The total return of the Institutional Advisors LargeCap Fund (“IALFX”) for the first quarter of 2014 was +3.43% versus the S&P 500 of +1.81%.  For the last 12 months, your Fund produced a total return of +21.78% versus the S&P 500 of +21.86%. For the quarter, stock selection in the Consumer Staples sector produced our largest relative performance led by Walgreen Company which produced a +15.50% return while the sector produced a +0.50% return. Strong relative sector performance also came from the Industrial sector where Union Pacific Corporation produced a +10.47% return while the sector produced a +0.14% return, and from the Information Technology sector where Microsoft Corporation produced a +10.39% return versus the sector’s +2.28% return.  Stock selection in the Energy sector was the biggest drag on our relative performance where both Chevron Corporation and Exxon Mobil Corporation underperformed the sector. Our best sector allocation performance came from Health Care where we were overweight, and Health Care was the second best performing sector. We have no representation in the Utilities sector which was the best performing sector, although Utilities represent only 3.01% of the S&P 500.

We believe it is essential to strike a balance between investors’ desire for return and their aversion to risk. IALFX has continued to provide strong relative performance with a focus on managing downside risk and participation in the market’s upside potential.  The historical results of this strategy show lower price volatility, superior financial strength, more stable earnings growth than the S&P 500, and strong relative performance over longer time periods. Institutional Advisors remains committed to a disciplined equity strategy that places a premium on companies with strong profitability, attractive valuations, and consistent earnings growth.

Sincerely,

Terry L. Morris

Senior Equity Manager

INSTITUTIONAL ADVISORS LARGECAP FUND

Expense Example (Unaudited)

As a shareholder of the Institutional Advisors LargeCap Fund, you incur the following costs: management fees, trustee fees, distribution fees, and transaction costs.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2013 through March 31, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in this Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Institutional Advisors LargeCap Fund:

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	October 1, 2013	March 31, 2014	October 1, 2013 through March 31, 2014

Actual	$1,000.00	$1,139.35	$6.45
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.90	$6.09

* Expenses are equal to the Fund's annualized expense ratio of 1.21%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half year period).

INSTITUTIONAL ADVISORS LARGECAP FUND

Portfolio Holdings

March 31, 2014

(Unaudited)

The following chart gives a visual breakdown of the Fund by the sectors as defined by the Global Industry Classification Standard (“GICS”) developed by Morgan Stanley in collaboration with Standard and Poor’s.  The underlying securities represent a percentage of the total net assets.  The total net assets of the Fund on March 31, 2014 were $ 65,793,718.

Consumer Discretionary
13.58%
Consumer Staples
12.58%
Energy
4.68%
Financials
15.18%
Health Care
14.76%
Industrials
11.55%
Information Technology
23.80%
Materials
2.81%
Short-term Investments
1.07%
Other Assets in Excess of Liabilities *
-0.01%
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%

* Other Assets in Excess of Liabilities is not a sector.

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments
March 31, 2014 (Unaudited)

			% of Total
Shares		Value	Net Assets
COMMON STOCKS
Consumer Discretionary

Leisure Products
41,666	Mattel, Inc.	$1,671,223
Multiline Retail
44,180	Macy's, Inc.	2,619,432
Specialty Retail
41,275	The TJX Companies, Inc.	2,503,329
Textiles, Apparel & Luxury Goods
34,629	VF Corp.	2,142,843

Consumer Discretionary Sector Total		8,936,827	13.58%

Consumer Staples

Beverages
22,956	Pepsico, Inc.	1,916,826
Food Products
21,950	McCormick & Co.	1,574,693
Food & Staples Retailing
39,935	Walgreen Co.	2,636,908
Household Products
33,121	Colgate Palmolive Co.	2,148,559

Consumer Staples Sector Total		8,276,986	12.58%

Energy

Oil, Gas & Consumable Fuels
12,399	Chevron Corp.	1,474,365
16,421	Exxon Mobil Corp.	1,604,003
Oil, Gas & Consumable Fuels Total		3,078,368

Energy Sector Total		3,078,368	4.68%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2014 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Financials

Banks
62,835	US Bancorp	$2,693,108
Consumer Finance
42,672	Discover Financial Services	2,483,084
Insurance
47,643	Marsh & McLennan Companies, Inc.	2,348,800
31,278	Torchmark Corp.	2,461,579
Insurance Total		4,810,379

Financials Sector Total		9,986,571	15.18%
Health Care

Biotechnology
17,091	Amgen, Inc.	2,108,004
Health Care Equipment & Supplies
16,364	Baxter International, Inc.	1,204,063
Health Care Providers & Services
17,482	Laboratory Corp. of America Holdings *	1,716,907
14,913	McKesson Corp.	2,633,188
Health Care Providers & Services Total		4,350,095
Pharmaceuticals
20,889	Johnson & Johnson	2,051,926

Health Care Sector Total		9,714,088	14.76%

Industrials

Aerospace & Defense
18,096	Raytheon Co.	1,787,704
15,862	United Technologies Corp.	1,853,316
Aerospace & Defense Total		3,641,020
Air Freight & Logistics
16,812	C.H. Robinson Worldwide, Inc.	880,781

INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2014 (Unaudited)

COMMON STOCKS (Continued)
			% of Total
Shares		Value	Net Assets

Industrials (Continued)

Machinery
15,806	Dover Corp.	$1,292,140
Road & Rail
9,495	Union Pacific Corp.	1,781,832

Industrials Sector Total		7,595,773	11.55%

Information Technology

Communications Equipment
78,473	Cisco Systems, Inc.	1,758,580
21,615	Qualcomm, Inc	1,704,559
Communications Equipment Total		3,463,139
Electronic Equipment, Instruments, & Components
28,206	TE Connectivity Ltd. (Switzerland) *	1,698,283
IT Services
9,160	International Business Machines, Inc.	1,763,208
Semiconductors & Semiconductor Equipment
67,806	Intel Corp.	1,750,073
Software
63,170	Microsoft Corp.	2,589,338
54,736	Oracle Corp.	2,239,250
Software Total		4,828,588
Technology Hardware, Storage, & Peripherals
4,021	Apple, Inc. *	2,158,232

Information Technology Sector Total		15,661,523	23.80%

Materials

Containers & Packaging
33,679	Ball Corp.	1,845,946

Materials Sector Total		1,845,946	2.81%
INSTITUTIONAL ADVISORS LARGECAP FUND
Schedule of Investments (Continued)
March 31, 2014 (Unaudited)

TOTAL COMMON STOCKS
	(Cost $42,210,465)	65,096,082	98.94%

SHORT-TERM INVESTMENTS
704,358	UMB Bank Money Market Fiduciary 0.01% **	704,358	1.07%
	(Cost $704,358)

TOTAL INVESTMENTS
	(Cost $42,914,823)	65,800,440	100.01%

	Liabilities in Excess of Other Assets	(6,722)	-0.01%

	TOTAL NET ASSETS	$65,793,718	100.00%

* Non-income producing securities during the period.
** Variable rate security; the rate shown represents the yield at March 31, 2014.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Assets and Liabilities
March 31, 2014 (Unaudited)

Assets:
Investments, at Value (Cost $42,914,823)	$65,800,440
Receivables:
Shareholder Subscriptions	24,278
Dividends and Interest	81,527
Total Assets	65,906,245
Liabilities:
Shareholder Redemptions Payable	39,566
Accrued Investment Advisory Fees Payable	60,453
Distribution Fees Payable	6,654
Trustee Fees Payable	5,854
Total Liabilities	112,527

Net Assets	$65,793,718

Net Assets Consist of:
Beneficial Interest Paid-In	$40,885,672
Accumulated Net Investment Income	169,363
Accumulated Net Realized Gain on Investments	1,853,066
Net Unrealized Appreciation in Value of Investments	22,885,617
Net Assets, for 3,109,968 Shares of Beneficial Interest Outstanding,
Unlimited Number of Shares Authorized with a $0.001 Par Value	$65,793,718
Net Asset Value, Offering Price and Redemption Price
Per Share ($65,793,718/3,109,968 shares)	$21.16

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statement of Operations
For the Six Months Ended
March 31, 2014 (Unaudited)

Investment Income:
Dividends	$658,274
Interest	25
Total Investment Income	658,299
Expenses:
Investment advisory fees (Note 3)	378,949
Distribution fees (Note 3)	3,211
Trustees' fees and expenses	32,114
Total Expenses	414,274
Less: Advisory fees waived (Note 3)	(25,673)
Net Expenses	388,601

Net Investment Income	269,698

Realized and Unrealized Gain on Investments:
Net realized gain on investments	2,126,063
Net change in unrealized appreciation on investments	6,034,169
Net realized and unrealized gain on investments	8,160,232

Net increase in net assets resulting from operations	$8,429,930

The accompanying notes are an integral part of the financial statements.

INSTITUTIONAL ADVISORS LARGECAP FUND

Statements of Changes in Net Assets

	(Unaudited)
	For the Six	For the Year
	Months Ended	Ended
	3/31/2014	9/30/2013
Increase (Decrease) In Net Assets
From Operations:
Net investment income	$269,698	$785,889
Net realized gain on investments	2,126,063	3,320,427
Net change in unrealized appreciation on investments	6,034,169	4,202,236
Net increase in net assets resulting from operations	8,429,930	8,308,552
Distributions to shareholders from:
Net investment income	(628,144)	(706,084)
Realized Gains	(3,305,737)	(581,231)
Total Distributions	(3,933,881)	(1,287,315)
From Fund share transactions:
Proceeds from sale of shares	4,444,986	8,174,477
Shares issued on reinvestment of distributions	497,570	171,779
Cost of shares redeemed	(6,782,255)	(11,138,888)
Total decrease in net assets resulting from Fund share transactions	(1,839,699)	(2,792,632)

Total increase in net assets	2,656,350	4,228,605

Net Assets at Beginning of Year or Period	63,137,368	58,908,763
Net Assets at End of Year or Period (Includes accumulated net	$65,793,718	$63,137,368
investment income of $169,363 and $527,809, respectively)

INSTITUTIONAL ADVISORS LARGECAP FUND

Financial Highlights

Selected data for a share outstanding throughout each period:

	(Unaudited)
	For the		For the	For the	For the		For the	For the
	Six Months Ended		Year Ended	Year Ended	Year Ended		Year Ended	Period Ended
	March 31, 2014		September 30, 2013	September 30, 2012	September 30, 2011		September 30, 2010	September 30, 2009	*

Net asset value - beginning of period	$19.74		$17.62	$14.29	$14.12		$12.76	$10.00

Net investment income (d)	0.09		0.24	0.15	0.10		0.07	0.03
Net realized and unrealized gain on investments	2.61		2.27	3.47	0.45	(a)	1.34	2.73
Total from investment operations	2.70		2.51	3.62	0.55		1.41	2.76

Distributions from:
Net investment income	(0.20)		(0.21)	(0.09)	(0.09)		(0.05)	−
Realized Gains	(1.08)		(0.18)	(0.20)	(0.29)		−	−
Total distributions	(1.28)		(0.39)	(0.29)	(0.38)		(0.05)	−

Net asset value - end of period	$21.16		$19.74	$17.62	$14.29		$14.12	$12.76

Total return	13.93%	(b)	14.66%	25.65%	3.73%		11.02%	27.60%	(b)
Ratios/supplemental data
Net Assets - end of period (thousands)	$65,794		$63,137	$58,909	$50,053		$21,848	$19,859

Before waivers
Ratio of expenses to average net assets	1.29%	(c)	1.29%	1.78%	1.87%		1.88%	1.85%	(c)
Ratio of net investment income (loss) to average net assets	0.76%	(c)	1.22%	0.50%	0.11%		(0.05)%	0.15%	(c)

After waivers
Ratio of expenses to average net assets	1.21%	(c)	1.21%	1.34%	1.35%		1.35%	1.35%	(c)
Ratio of net investment income to average net assets	0.84%	(c)	1.30%	0.94%	0.63%		0.48%	0.65%	(c)

Portfolio turnover rate	5.75%	(b)	24.23%	26.84%	25.93%		24.96%	8.99%	(b)

* The Institutional Advisors LargeCap Fund Commenced Operations March 31, 2009.
(a) The amount of net gain from securities (both realized and unrealized) per share may not accord with the amounts reported in the Statement of
Operations due to the timing of purchases and redemptions of Fund shares during the year.
(b) Not Annualized
(c) Annualized
(d) Per share net investment income has been determined on the basis of average number of shares outstanding during the period.

INSTITUTIONAL ADVISORS LARGECAP FUND

Notes to Financial Statements

March 31, 2014 (Unaudited)

Note 1. Organization

Conestoga Funds (the “Trust”) was organized as a Delaware statutory trust on February 5, 2002.  The Trust consists of three series: the Institutional Advisors LargeCap Fund (the “Fund”), the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.  The Trust is registered as an open-end diversified management investment company of the series type under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s investment strategy is to provide long-term growth of capital.  The Fund's registration statement became effective with the SEC, and the Fund commenced operations on March 31, 2009.  The Fund’s investment adviser is Institutional Advisors LLC (the “Adviser”).

Note 2.  Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation- Securities that are traded on any exchange are valued at the last quoted sale price on the primary exchange.  Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Lacking a last sale price, a security is valued at its last bid price except when, in the opinion of the Fund’s Adviser, the last bid price does not accurately reflect the current value of the security.  All other securities for which over-the-counter market quotations are readily available are valued at their last bid price.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust (the “Board”).

Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date and also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  The three-level hierarchy seeks to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-level hierarchy of inputs is summarized below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2014, by major security type:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs	Balance as of March 31, 2014
	(Level 1)	(Level 2)	(Level 3)	(Total)
Assets
Short-Term Investments	$ 704,358	---	---	$ 704,358
Common Stocks	65,096,082	---	---	65,096,082
Total	$ 65,800,440	---	---	$ 65,800,440

At March 31, 2014, there were no significant transfers among Level 1, 2, or 3 based upon the input levels on September 30, 2013. It is the Fund’s policy to record transfers into or out of fair value levels at the end of the reporting period. For a further breakdown of each investment by type, please refer to the Schedule of Investments.  The Fund did not hold any Level 3 securities during the six months ended March 31, 2014.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gains.  Therefore, no federal income or excise tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements and requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" to be sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof.  Management has evaluated the Funds’ tax positions as of March 31, 2014, and has determined that none of them are uncertain.

Management has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. Tax returns filed within the three years ended (2011-2013) are open for examination. No examination of any of the Fund’s tax returns is currently in progress.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income and capital gains to its shareholders on an annual basis.  Income and capital gain distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP.  Those differences are primarily due to differing treatments for net investment losses and deferral of wash sale losses and post-October losses.  Distributions to shareholders are recorded on the ex-dividend date.

Security Transactions and Investment Income - The Fund records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Other – Permanent book/tax differences are reclassified among the components of capital.

Estimates - Preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Subsequent Events - The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

Note 3. Investment Advisory Agreement and Other Related Party Transactions

The Fund has entered into an Investment Advisory Agreement with the Adviser to provide supervision and assistance in the overall management services to the Fund.  Under the terms of the Investment Advisory Agreement, the Adviser pays all Fund expenses with the exception of the fees and expenses of Independent Trustees, 12b-1 fees, brokerage commissions, shareholder servicing fees, taxes, interest, and other expenditures that are capitalized in accordance with generally accepted accounting principles, and extraordinary costs.  The Investment Advisory Agreement also provides that the Adviser supervises and assists in the overall management of the Fund’s affairs subject to the authority of the Board.  Pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly fee calculated at an annual rate of 1.18% of the Fund’s average daily net assets.

For the six months ended March 31, 2014, the total investment advisory fees incurred by the Fund were $378,949.

The Adviser contractually agreed to limit the Fund’s expense ratio to 1.20% of the Fund’s average daily net assets until at least February 1, 2015, excluding 12b-1 distribution fees, shareholder servicing fees, trustee fees, interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.  The Adviser may not recoup any of the fees waived pursuant to this contractual waiver.  For the six months ended March 31, 2014, the Adviser waived $25,673 under this arrangement.

The Trust, on behalf of the Fund, has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”).  Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under Rule 12b-1.  The Distribution Plan provides that the Fund may incur distribution expenses related to the sale of shares of up to 0.25% per annum of the Fund’s average daily net assets.  During the six months ended March 31, 2014, the Fund accrued $3,211 under the Distribution Plan.

The Distribution Plan provides that the Fund may finance activities that are primarily intended to result in the sale of the Fund’s shares, including, but not limited to, advertising, printing of prospectuses and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and payments to dealers and shareholder servicing agents who enter into agreements with the Fund.

The Trust, on behalf of the Fund, has adopted a shareholder servicing plan (“Shareholder Servicing Plan”).  Payments made under the Shareholder Servicing Plan to shareholder servicing agents (which may include affiliates of the Adviser) are for administrative support services to customers who may from time to time beneficially own shares and may be up to 0.25% per annum of the Fund’s average daily net assets.  These services may include: (i) establishing and maintaining accounts and records relating to shareholders; (ii) processing dividend and distribution payments from the Fund on behalf of shareholders; (iii) providing information periodically to shareholders showing their positions in shares and integrating such statements with those of other transactions and balances in shareholders’ other accounts serviced by such financial institution; (iv) arranging for bank wires; (v) responding to shareholder inquiries relating to the services performed; (vi) responding to routine inquiries from shareholders concerning their investments; (vii) providing subaccounting with respect to shares beneficially owned by shareholders, or the information to the Fund necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) assisting in processing purchase, exchange and redemption requests from shareholders and in placing such orders with the Trust’s service contractors; (x) assisting shareholders in changing dividend options, account designations and addresses; (xi) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; and (xii) providing such other similar services as the Fund may reasonably request to the extent that the agent is permitted to do so under applicable statutes, rules and regulations.  The Fund presently does not have any such shareholder agreements in effect and is not accruing fees under the Shareholder Servicing Plan.

At an in-person meeting held on November 6, 2013, the Board considered the annual renewals of the advisory agreement with IA on behalf of the Institutional Advisors LargeCap Fund (the “Investment Advisory Agreement”), a copy of which was included in the meeting materials.

In evaluating the Investment Advisory Agreement, generally the Board relied upon its knowledge of Institutional Advisors (“IA”), IA’s services and the Fund, resulting from the Board’s meetings and interactions with management throughout the year.  The Board also relied upon written materials and oral presentations regarding the Investment Advisory Agreement, which the Board had received in preparation for its consideration of the Investment Advisory Agreement.

The Board reviewed and considered the nature and extent of the investment advisory services provided by IA under the Investment Advisory Agreement, including portfolio management, investment research and securities trading.  The Board also reviewed and considered the nature and extent of the non-advisory services to be provided, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities.

The Board then reviewed performance information comparing the Institutional Advisors LargeCap Fund to the S&P 500, Lipper Large Cap Core and Morningstar Large Blend average returns and the performance history of the Institutional Advisors LargeCap Fund compared to other large cap mutual funds.  The Board also compared the total expense ratio and advisory fee of the Institutional Advisors LargeCap Fund to other large cap mutual funds.

Because the Funds each paid a management fee that included both advisory and administrative services, the Board determined that the Fund’s total expenses to those of their respective peers was a more appropriate comparison than the Fund’s advisory fees to those of its peers.  The Board also concluded that the advisory fees paid by the Fund to IA were reasonable in comparison to the advisory fees charged by IA to other separate accounts, particularly when considering that none of the separate accounts have a unitary fee structure.

The Board reviewed the costs of the services provided by IA and discussed the profitability of the relationship to IA.  The Board considered “fall-out benefits” that could be derived by IA and its affiliates from their relationships with the Funds. The Board also considered IA’s use of “soft dollar” arrangements.  Under such arrangements, brokerage commissions paid by the Fund and/or other accounts managed by IA would be used to pay for research that a securities broker obtains from third parties.

The Board reviewed the structure of the Fund’s management fees and noted the contractual expense caps that were in place for the Fund. The Board also considered the asset size of the Fund. After considering and weighing all of the above factors, the Board concluded that: i) the nature, extent, and quality of the services provided by IA were appropriate for the proper management of the Fund’s assets; ii) the Fund’s performance was generally in line with the performance of its benchmarks; iii) the current profitability of the Fund to IA appeared reasonable; and iv) the Fund’s small asset size meant that economies of scale were not yet achievable. The Board determined that it was in the best interests of the Fund’s shareholders to approve the continuation of the Investment Advisory Agreement.  The Board also concluded that the fees paid by the Fund to IA were not comparable to fees paid to IA by other entities since IA did not provide the same level of services to these other entities.

The Board approved the continuation of the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Institutional Advisors LLC, dated February 5, 2014, through February 5, 2015.

Transfer Agent

Mutual Shareholder Services, LLC (“MSS”) acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Trust and the Adviser. Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

Administration

MSS also performs certain administrative tasks as administrator for the Fund pursuant to a written agreement with the Trust and the Adviser. MSS supervises all aspects of the operations of the Fund except those reserved by the Fund’s investment Adviser under its service agreements with the Trust. MSS is responsible for calculating the Fund’s net asset value, preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the 1940 Act, preparing financial statements contained in reports to stockholders of the Fund, preparing reports and filing with the Securities and Exchange Commission, preparing filing with state Blue Sky authorities and maintaining the Fund’s financial accounts and records.

For the services to be rendered as administrator, fund accountant and transfer agent, the Adviser shall pay MSS an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

Certain directors and officers of the Adviser are trustees, officers or shareholders of the Fund.  These individuals receive benefits from the Adviser resulting from the fees paid to the Adviser by the Fund.

Note 4. Beneficial Interest

As of March 31, 2014, there were an unlimited number of shares of beneficial interest authorized with a $0.001 par value per share.  The following table summaries the activity in shares of the Fund:

	For the Six Months Ended 3/31/2014		For the Year Ended 9/30/2013
	Shares	Value	Shares	Value
Issued	216,927	$ 4,444,986	447,247	$ 8,174,477
Reinvested	24,439	497,570	10,280	171,779
Redeemed	(329,543)	(6,782,255)	(602,668)	(11,138,888)
Total	(88,177)	$ (1,839,699)	(145,141)	$ (2,792,632)

Note 5.  Investments

Investment transactions, excluding short term investments, for the six months ended March 31, 2014, were as follows:

Purchases	$ 3,679,720
Sales	$ 9,318,768

Note 6.  Federal Income Tax

For Federal Income Tax purposes, the cost of investments owned at March 31, 2014, was $42,914,823.  As of March 31, 2014, the gross unrealized appreciation on a tax basis totaled $23,204,789 and the gross unrealized depreciation totaled $319,172 for a net unrealized appreciation of $22,885,617.

The tax character of distributions paid during the six months ended March 31, 2014 and year ended September 30, 2013:

	March 31, 2014	September 30, 2013
Ordinary income	$ 628,144	$ 706,084
Long Term Capital Gain	3,305,737	581,231
Total	$3,933,881	$1,287,315

As of September 30, 2013 the components of accumulated income/(losses) on a tax basis were as follows:

Net unrealized appreciation	$ 16,773,774
Accumulated net realized gain	2,903,683
Undistributed ordinary income	734,540
Total	$ 20,411,997

The difference between the accumulated net realized gains for tax purposes and the accumulated net realized gains on investments reported in the Statement of Assets and Liabilities is due to wash sale losses, which are required to be deferred for tax purposes and treatment of Short Term Capital Gains. Net unrealized appreciation on a tax basis and the net unrealized appreciation on investments reported in the Statement of Assets and Liabilities differ by this same wash sale loss figure and treatment of Short Term Capital Gains.

Note 7. Contingencies & Commitments

The Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain various representations and warranties and provide general indemnifications.  The Fund’s maximum exposure under these arrangements is dependent on future claims against the Fund and is presently unknown.  However, the Fund considers the risk of loss from such potential claims to be remote.

Note 8. Control and Ownership of Shares

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of March 31, 2014, NFS LLC Custodian f/b/o National Penn Investors Trust Company, in aggregate, owned approximately 95.36% of the Fund’s shares and may be deemed to control the Fund.

Note 9. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2014

Trustees and Officers

(Unaudited)

The business and affairs of the Fund are managed under the direction of the Trust's Board of Trustees.  Information pertaining to the Trustees and Officers of the Trust are set forth below.  The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling toll free 1-800-292-2660.

Name (Birth Year)	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee[3]
Independent Trustees[4]:
William B. Blundin (1939)	Trustee, since 2002	Chairman and CEO, Bransford Investment Partners, LLC (private asset management) since 1997; Senior Vice President of Bisys Group from 1995 to 1998; Vice President and Founding Partner of Concord Holding Corp and Concord Financial Group from 1987 to 1995.	3	Trustee, the Saratoga Advantage Funds (14 investment portfolios) from 2003 to 2012
Nicholas J. Kovich (1956)	Trustee, since 2002	Managing Director, Beach Investment Counsel, since 2011; President and Chief Executive Officer, Kovich Capital Management (private asset management) since 2001; Managing Director, Morgan Stanley Investment Management from 1996 to 2001; General Partner, Miller Anderson & Sherrerd from 1988 to 1996; Vice President, Waddell & Reed, Inc. from 1982 to 1988.	3	Trustee, the Milestone Funds (1 portfolio) from 2007 to 2011
James G. Logue (1956)	Trustee, since 2013	Shareholder, McCausland Keen & Buckman (“MKB”) (attorneys at law) since 1991; Associate, MKB from 1987 to 1990.	3	None
Richard E. Ten Haken (1934)	Trustee, since 2002

Chairman and President, Ten Haken & Associates, Inc.(financial management consulting); Chairman of the Board, Bryce Capital Mutual Funds from 2004 to 2006; President, JP Morgan Chase Mutual Funds from 1987 to 1992, Chairman of Audit Committee from 1992 to 2001, Independent Trustee from 1982 to 2001; President, Pinnacle Government Fund from 1987 to 1990; New York State Teachers Retirement System, Chairman of the Board and President from 1992 to 1994, Trustee from 1972 to 1994, Vice-Chairman of Board and Vice-President from 1977 to 1992; District Superintendent of Schools, State of New York from 1970 to 1993.

			3	None

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2014

Trustees and Officers (Continued)

(Unaudited)

Interested Trustees:
Robert M. Mitchell[5] (1969)	Trustee since 2011 & Treasurer since 2002	Managing Partner, Co-Founder and Portfolio Manager of Conestoga Capital Advisors, LLC (“CCA”) since 2001.	3	None
William C. Martindale, Jr.[5] (1942)	Chairman of the Board since 2011, CEO since 2010 & Trustee since 2002	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001.	3	None

Officers:
Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
William C. Martindale, Jr. 1942	Chairman of the Board since 2011; CEO since 2010; Trustee since 2002; President from 2002 to 2010	Managing Partner, Co-Founder and Chief Investment Officer of CCA since 2001
Duane R. D’Orazio 1972	Secretary, since 2002; Chief Compliance Officer since 2004; Anti-Money Laundering Compliance Officer since 2008	Head Trader, Managing Partner, Co-Founder, and Chief Compliance Officer of CCA since 2001
Robert M. Mitchell 1969	Treasurer since 2002; Trustee since 2011	Managing Partner, Co-Founder and Portfolio Manager of CCA since 2001
Gregory B. Getts 1957	Assistant Treasurer since 2006	President and Owner of Mutual Shareholder Services, LLC since 1999
Mark S. Clewett 1968	Senior Vice President since 2006	Director of Institutional Sales and Client Service for CCA since 2006; Senior Vice President of Consultant Relations for Delaware Investments from 1997 to 2005
Joseph F. Monahan 1959	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; Senior Vice President and Chief Financial Officer of McHugh Associates from 2001 to 2008
David M. Lawson 1951	Senior Vice President since 2009	Managing Partner, Portfolio Manager, and Research Analyst for CCA since 2008; President and Chief Operating Officer of McHugh Associates from 1995 to 2008

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2014

Trustees and Officers (Continued)

(Unaudited)

Name & Year of Birth	Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation During Past Five Years
M. Lorri McQuade 1950	Vice President since 2003	Partner since 2003; Administrative Manager of CCA since 2001
Michelle L. Patterson 1976	Vice President since 2003	Partner since 2003; Operations and Marketing Analyst of CCA since 2001
Alida Bakker-Castorano 1960	Vice President since 2012	Operations Manager and Performance Analyst of CCA since 2011; Client Service at Logan Capital from 2009 to 2011; Operations and Trading Support at McHugh Associates from 2001 to 2009

Notes:

1

There is no defined term of office for service as a Trustee or officer.  Each Trustee and officer serves until the earlier of resignation, retirement, removal, death, or the election of a qualified successor.

2

The “Fund Complex” consists of the Fund, the Conestoga Small Cap Fund, and the Conestoga SMid Cap Fund.

3   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies") or other investment companies registered under the 1940 Act.

4

Each Trustee may be contacted by writing to the trustee, c/o Conestoga Funds, 259 N. Radnor-Chester Road, Radnor Court, Suite 120, Radnor, PA 19087.

5

Messrs. Mitchell and Martindale are deemed to be “interested persons” of the Trust by reason of their positions as Managing Partners of CCA.

INSTITUTIONAL ADVISORS LARGECAP FUND

March 31, 2014

 (Unaudited)

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q no later than 60 days following the close of the quarter.  You can obtain a copy, available without charge, on the SEC’s website at http://www.sec.gov beginning with the filing for the period ended June 30, 2009 (the Fund commenced operations on March 31, 2009).  The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policy

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities and the Fund’s portfolio securities voting record for the 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-292-2660 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Statement of Additional Information

The Fund's Statement of Additional Information ("SAI") includes additional information about the Trustees and is available, without charge, upon request.  You may call toll-free 1-800-292-2660 to request a copy of the SAI or to make shareholder inquiries.

Tax Information (Unaudited)

During the six months ended March 31, 2014, the Fund paid an income distribution of $0.20445 per share, a realized short-term capital gain distribution of $0.07368 per share, and a realized long-term capital gain distribution of $1.00228 for a total distribution of $3,933,880.84.

INSTITUTIONAL ADVISORS LARGECAP FUND

Board of Trustees

William C. Martindale, Jr., Chairman

William B. Blundin

Nicholas J. Kovich

James G. Logue

Richard E. Ten Haken

Robert M. Mitchell

Investment Adviser

Institutional Advisors LLC

2201 Ridgewood Road #180

Wyomissing, PA 19610

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services

8000 Towne Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

UMB Bank , NA

928 Grand Blvd.

Kansas City, MO 64106

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street 26th Floor

Philadelphia, PA 19103

Counsel
Drinker Biddle & Reath LLP

One Logan Square Suite 2000

Philadelphia, PA  19103-6996

Officers of Institutional Advisors LLC

James D. King, President

Karen L. Kleffel, Chief Compliance Officer

Richard A. Lord, Jr., Chief Financial Officer

H. Anderson Ellsworth, Secretary

This report is provided for the general information of the shareholders of the Institutional Advisors LargeCap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conestoga Funds

By /s/William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 2, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ William C. Martindale Jr.

* William C. Martindale Jr.

   Chief Executive Officer

Date June 2, 2014

By /s/Robert M. Mitchell

* Robert M. Mitchell

  Treasurer and Chief Financial Officer

Date June 2, 2014

* Print the name and title of each signing officer under his or her signature.